                                                                    EXHIBIT 10.6


                 MOUNTASIA ENTERTAINMENT INTERNATIONAL, INC.
                      5895 WINDWARD PARKWAY, SUITE 220
                          ALPHARETTA, GEORGIA 30202




                                        April 19, 1996




The Shareholders of Amusement
Co., Inc. and Amusement Co.
Partners, Inc.
Capital Trust Investments Ltd.
c/o Capital Trust Developments Limited
c/o Kleinwort Benson (Guernsey) Ltd.
P.O. Box 44 Westbourne
The Grange
St. Peter Port
Guernsey, Channel Islands

Dear Shareholders and Noteholder:

                 Reference is made to (i) the Purchase and Sale Agreement dated April 3, 1996 (the "Purchase Agreement"), among the shareholders of Amusement Co., Inc. and Amusement Co. Partners, Inc. (collectively, the "Shareholders"), Capital Trust Investments Ltd. (the "Noteholder"), and Mountasia Entertainment International, Inc. ("Mountasia"), and (ii) the Letter Agreement Concerning Closing dated April 3, 1996 (the "Letter Agreement"), among the Shareholders, the Noteholder and Mountasia.

                 Pursuant to the terms of the Letter Agreement, the closing of the transactions contemplated by the Purchase Agreement has been delayed until Mountasia shall have obtained the consent of NationsBank, N.A. (South) ("NationsBank") to the transactions contemplated thereby. In the event NationsBank sells to a third party its loans to Mountasia and/or National Entertainment Funding, L.P., such loans are repaid or NationsBank's consent to the transactions contemplated by the Purchase Agreement is otherwise not required, such consent shall no longer be a condition to the closing of the transactions contemplated by the Purchase Agreement. In such event, the closing of the transactions contemplated by the Purchase Agreement shall occur as soon as possible and in any event nolater than three business days after any such sale, repayment or other determination that NationsBank's consent is not required.

April 19,1996
Page 2




                                        Very truly yours,

                                        MOUNTASIA ENTERTAINMENT
                                        INTERNATIONAL, INC.


                                        By: /s/ L. Scott Demerau
                                            ------------------------------------
                                             L. Scott Demerau
                                             President

AGREED AND ACCEPTED as
of the date written above:

SHAREHOLDERS:

CAPITAL TRUST MANAGEMENT LIMITED
OMAR S. BAHATEQ
CLOVER HOLDINGS LTD.
AL HUDA HOLDINGS LTD.
DR. ANIS F. KASSIM
SALEH M. AL-HAJAJ
ABDULLAH AL ALI AL-MUSIM
ALRAJA ESTABLISHMENT
TAREQ BIN SALEH
SARAH INVESTMENTS
SHAKTI INVESTMENT HOLDINGS LTD.
TAMANCA ESTABLISHMENT
CAPITAL TRUST S.A.


By:/s/ John P. Oswald
   ---------------------------------
     John P. Oswald
     Attorney-in-Fact

NOTEHOLDER:

CAPITAL TRUST INVESTMENTS LIMITED

April 19, 1996
Page 3




By: /s/ John P. Oswald
   ---------------------------------
     John P. Oswald
     Attorney-in-Fact